POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio

SUPPLEMENT DATED SEPTEMBER 21, 2017 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 24, 2017, AS REVISED AUGUST 18, 2017

Effective September 21, 2017, the Summary Prospectus is revised as follows:

•	On page 2, the last sentence of the fourth paragraph under the section titled “Principal Investment Strategies” is deleted and replaced with the following:

“At times, it also may invest in Commodities Futures outside the Benchmark, invest in Commodities Futures with expirations beyond those contained in the Benchmark or emphasize some commodity sectors more than others.”

Please Retain This Supplement for Future Reference.

P-PDBC-SUMPRO-1-SUP-1 092117